SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  January 22, 1999


                                 NL INDUSTRIES, INC.
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                (Exact name of registrant as specified in charter)



New Jersey                    1-640                                 13-5267260
(State or other            (Commission File No.)             (Employer ID No.)
jurisdiction of
incorporation)



16825 Northchase Dr., Suite 1200, Houston, Texas                          77060
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code   (281) 423-3300


                                 Not Applicable
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         (Former name or former address, if changed since last report)

Item 5. Other Events.


        On January 22, 1999, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein in its entirety by this reference.




Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


        (c)    Exhibits

               (i) Exhibit 99.1. Press Release dated January 22, 1999.



                                *      *      *      *      *




                                    SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   NL INDUSTRIES, INC.
                                                   (Registrant)



                                                   /s/ Dennis G. Newkirk
                                                   Dennis G. Newkirk
                                                   Vice President & Controller


Dated:  January 22, 1999